P U R C H A S I N G A G R E E M E N T

                                     between

             AFG-Elektronik GmbH, Hans-Vogel-Str. 7, D - 90765 Furth
                    - called in the following items SELLER -

                                       and

   EMERSON Radio International Ltd., Citco Bldg., Wickhams Cay, P.O. Box 662,
                   Road Town, Tortola, British Virgin Islands
                     - called in the following items BUYER -

                                       1.

Based upon purchase order Nos. BVGM 1998/000083 (for 51,000 sets) and BVGM 1999/000001 (for 200,000 sets), copies of which are attached hereto and the terms of which are incorporated herein, and any amendments or alterations agreed to by the parties, and on condition that the seller sell to the buyer exclusively until October 31, 1999, the smart chips for sale in the territory of North America, the buyer has the obligation to take delivery of 250,000 smart chips from March 13, 1998 until Oct. 31, 1999.

                                       2.

For failure to take delivery of all of the goods by Oct. 31, 1999, the buyer has to pay to the seller a contract penalty of 1.00 US$ (one USD) for every smart chip not ordered, and no other monies will be due seller. Seller will give buyer a credit for the full amount of such penalty paid toward any purchase of the smart chips following October 31, 1999. Seller agrees that it will not do anything which will interfere with buyer's ability to perform under this agreement and shall indemnify and hold buyer harmless for any damages or costs buyer may incur which result from the manufacture, use or sale of the smart chips, or from any claims of patent infringement. In the event seller fails to timely ship any of the goods or ships defective goods for reasons under seller's control, buyer can cancel that part of the contract which is affected by the late shipment or the defective product without any penalty.

                                       3.

The contract parties agree upon German law as established law for all matters of this contract.

                                       4.

All possible legal differences arising from this contract will be settled in Furth, Germany, as the place of exclusive jurisdiction. In all controversies the English version of this agreement shall control.

June 30, 1998


/s/ Gottfried Auer                    /s/ Geoffrey P. Jurick
(AFG-Elektronic GmbH - seller)        (Emerson Radio International Ltd. - buyer)

EMERSON RADIO INTERNATIONAL, LTD.

CITCO BUILDING, WICKHAMS CAY, P.O. BOX 662
ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
TEL. NO.: +1-809-494-2217 FAX NO.: +1-809-494-3917
          +1-809-494-2218

                                 PURCHASE ORDER

Seller : AFG-ELEKTRONIK GMBH              Purchase Order No.:  BVGM1998/000083
         HANS-VOGEL-STR. 7,
         D-90765 FURTH,                   Date       :   March 13, 1998
         GERMANY                          Model      :   M44CO92 / UC348

Brand:                                    Quantity :           51,000 SETS

Unit Price : USD ********2.7500 @ SETS                        C.I.F.

Terms of  Payment : AGAINST IRREVOCABLE LETTER OF CREDIT AT SIGHT

Description       : CPU IN DICE VERSION "M44C092"
                    LED DRIVER IN DICE VERSION "UC348"


Packing           :

Inner                              Outer
--------------------------------------------------------------------------------

                                 SHIPMENT - fix
              Latest Date May 31, 1998    1,000 SETS      (FOR TESTING)
              Jul 01, 1998-Jul 10, 1998 50,000 SETS       EARLY JULY, 98




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The following schedules are an integral part of this Purchase Contract:
          X = ATTACHED WITH
X * General Specifications (Form IMP-002)
  * Product Description (Form IMP-003)
X * Toxic components in Packaging
  * Product Development Schedule (PDS) (Form IMP-004)
  * Tooling Information (Form IMP-005)
  * Bar Code Specifications (Form IMP-006)
  * Parts Procurement Requirement (Form IMP-007)
  * Service Information/Requirement (PUB1001, PUB1002)
  * Others:


--------------------------------------------------------------------------------
Confirming that this Contract, and all schedules refered to above, are entirely satisfactory to the Seller and to the Buyer, each party will affix his signature below. No further alterations or waivers are permitted unless approved in writing by EMERSON, in advance.


SELLER:        /s/                    BUYER: /s/
                                             AUTHORIZED SIGNATURE
                                             EMERSON RADIO INTERNATIONAL, LTD.